United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2017

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2017, Matthew P. Branson, Controller, Principal Financial and Accounting Officer of IsoRay, Inc. (the “Company”), informed the Board that he had accepted a position with another company. The Company and the Company’s subsidiaries entered into a Separation Agreement with Mr. Branson, dated May 1, 2017. Pursuant to the Separation Agreement, Mr. Branson agreed to terminate his employment with the Company on the last date on which he performs any work for the Company and its subsidiaries, or June 30, 2017, whichever occurs first. It is anticipated Mr. Branson will continue his service until June 30, 2017. Until his separation from employment, Mr. Branson will continue to receive his base salary payable in biweekly payments of $4,615.38, minus required withholdings, and immediately following the final payment, Mr. Branson will receive a lump sum payment of $30,000, minus required withholdings. As part of the Separation Agreement, Mr. Branson has agreed to a waiver and release of claims. Mr. Branson’s decision to leave was not the result of any disagreement with management or the Board of Directors.

The above description is only a summary of the material terms of the Separation Agreement, does not purport to be a complete description of the Separation Agreement, and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

The Company is in active negotiations with various CFO and/or Controller candidates and hopes to fill this position as soon as possible, but there is no assurance as to when or if this position will be filled.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Separation Agreement, dated May 1, 2017, between Matthew Branson and IsoRay, Inc.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2017

IsoRay, Inc., a Minnesota corporation

By:	/s/ Thomas C. LaVoy
Thomas C. LaVoy, CEO